                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Sal H. Alfiero
                                        ----------------------------------------
                                                     Sal H. Alfiero

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Martin N. Baily
                                        ----------------------------------------
                                                     Martin N. Baily

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Jean S. Blackwell
                                        ----------------------------------------
                                                    Jean S. Blackwell

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Peter C. Browning
                                        ----------------------------------------
                                                    Peter C. Browning

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Arthur P. Byrne
                                        ----------------------------------------
                                                     Arthur P. Byrne

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Sanford Cloud, Jr.
                                        ----------------------------------------
                                                   Sanford Cloud, Jr.

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Gordon J. Davis
                                        ----------------------------------------
                                                     Gordon J. Davis

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ John H. Forsgren
                                        ----------------------------------------
                                                    John H. Forsgren

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Ann Maynard Gray
                                        ----------------------------------------
                                                    Ann Maynard Gray

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ John E. Haire
                                        ----------------------------------------
                                                      John E. Haire

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Jerry J. Jasinowski
                                        ----------------------------------------
                                                   Jerry J. Jasinowski

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Thomas S. Johnson
                                        ----------------------------------------
                                                    Thomas S. Johnson

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Augustus K. Oliver
                                        ----------------------------------------
                                                   Augustus K. Oliver

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Arthur F. Weinbach
                                        ----------------------------------------
                                                   Arthur F. Weinbach

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Dona D. Young
                                        ----------------------------------------
                                                      Dona D. Young

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being the Chief Executive Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Dona D. Young
                                        ----------------------------------------
                                                      Dona D. Young

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being the Chief Financial Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ Peter A. Hofmann
                                        ----------------------------------------
                                                    Peter A. Hofmann

                                POWER OF ATTORNEY

                        File Number 333-153048; 811-03488
                       Phoenix Flexible Retirement Choice

     The undersigned, being the Chief Accounting Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

     I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of April, 2009.


                                        /s/ David R. Pellerin
                                        ----------------------------------------
                                                    David R. Pellerin